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                           SAFECO COMMON STOCK TRUST

SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 1996
SUPPLEMENT DATED FEBRUARY 15, 1996

The paragraph under the sub-heading "Income Fund" under the heading "Portfolio Managers" on page 36 is deleted and replaced in its entirety by the following:

On March 31, 1996, Arley N. Hudson will retire as portfolio manager of the Income Fund. He will be succeeded by Thomas E. Rath, Assistant Vice President of SAM. Mr. Rath has been a portfolio manager and securities analyst for SAFECO Corporation since 1994. From 1992 to 1994, Mr. Rath was a principal and portfolio manager for Meridian Capital Management, Inc., located in Seattle, Washington. From 1987 to 1992 he was a portfolio manager and securities analyst for First Interstate Bank, located in Seattle, Washington, and from 1983 to 1987 he was a securities analyst for SAFECO Corporation.